EXCHANGE LISTED FUNDS TRUST

xETFs TSLA Daily Income ETF

NYSE ARCA Ticker: TYYY

Supplement dated October 19, 2026

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the xETFs TSLA Daily Income ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about November 20, 2026 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on November 16, 2026, and the last day of trading of the Fund’s shares on the NYSE Arca, Inc. will be on or about November 17, 2026. From November 16, 2026 through the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. From the last day of trading through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, in preparation for the liquidation, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of liquidating the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call: 888-668-8820 or visit: www.xETFs.com/tyyy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.